Exhibit 99.1

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Forward-Looking Statements Statements contained in this presentation, which are not historical facts, are forward-looking statements. In addition, SCBT Financial Corporation (SCBT) through its senior management or directors may from time to time make forward-looking public statements concerning matters herein. Such forward-looking statements are necessary estimates reflecting the best judgment of SCBT’s senior management or directors based upon current information and involve a number of risks and uncertainties. Certain factors which could affect the accuracy of such forward-looking statements are identified in the public filings made by SCBT with the Securities and Exchange Commission, and forward-looking statements contained in this presentation or in other public statements of SCBT or its senior management or directors should be considered in light of those factors. There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements. 2

Largest publicly traded bank headquartered in South Carolina Serving the banking needs of customers within the Carolinas for 77 years Strong asset quality and credit underwriting remain the fundamentals of SCBT SCBT Financial Corporation 3

VISION To be a top-performing Regional Bank in the Southeast. MISSION Our mission is to build a high-performing, Regional Bank based on a balance of soundness, profitability and growth. We will accomplish this through relationship banking, delivered by engaged employees with clear strategic goals, objectives and community banking values. 4

Principles The principles of Soundness, Profitability and Growth have been a hallmark of our company since we opened on January 2, 1934. Of these three, you must first have a foundation of Soundness, with Profitability second, and Growth last. They must stay in that order to be successful. With a foundation of excellent Leadership, we live the Values and Culture of our company daily and pass this philosophy on to new employees. 5

Strategic Areas of Focus 6

Highlights of SCBT Profitable Every Quarter of Downturn Fortress Balance Sheet Improved Credit Trends 77 Years of Service Strong Culture Consistent Growth Organic Growth Selective M&A strategy Well-positioned for Future 7

Earnings Power – Balance Sheet Equity: up $47 million. 2010 is record earnings year. Deleveraged the Balance Sheet - Repaid FHLB Borrowings and Subordinated Debt - Sold Trust Preferred Securities - Increase Loan Reserve $10 million in 2010 Enhanced Liquidity through CBT proceeds and Loss Share recoveries Strong organic loan and deposit growth - 4 consecutive quarters (1Q2010 – 1Q2011) - Legacy Loans: up $173 million - Core Deposits: up $377 million, 18% annualized Certificates of Deposit, excludes Habersham acquisition - Re-pricing down on average 48 bps - Runoff - $316 million last 4 quarters, 23.6% annualized 8

1st Quarter 2011 Highlights Habersham Bank – pre-tax gain of $5.5 million Improved Margin Organic Loan growth of $52 million for quarter Continued Deposit management. Core Deposit growth of $147 million (excludes Habersham) CD’s declined $109 million & average rate dropped 25 bps from prior quarter Excess Liquidity continues to pull down margin – 1Q average of $226 million Credit performance Classified Loans are at lowest level since peak in June 2009 Charge-offs are down from year-end, but continued to be elevated OREO & Loan related expenses remain high as we work out of troubled assets Non-Interest Income Slight drop in Service charge income (cyclical) Mortgage fees decline due to reduced volume / higher rates 9

Goals and Priorities Execute and integrate Habersham Continue to earn our way through the credit cycle Prepare for consolidation Focus on organic growth Return to normalized EPS 10

Leadership Ability to attract talent Experienced Executive Management Team Executive Position Years in Banking Years with SCBT Robert R. Hill, Jr. CEO 23 16 John C. Pollok Sr. EVP, COO 25 15 Joe E. Burns Sr. EVP, CRO 34 11 John F. Windley President, CBO 35 9 Donald E. Pickett EVP, CFO 16 2 11

Market Performance Data as of 5/13/11. Source: SNL Financial and Company filings. KRX is a composition of 50 regionally diversified mid & small-cap banking institutions in the U.S. The index is calculated using an equal-weighted method and components comply with the GICS and ICS classification standards. Carolina Peers includes all major exchange traded banks and thrifts in North and South Carolina with assets between $500 million and $10.0 billion. Georgia Peers include all major exchange traded banks and thrifts in Georgia with assets between $500 million and $10.0 billion. (5.46)% (31.57)% (58.53)% (73.71)% 12

SCBT Footprint North Carolina 3 branches $ 243 Million Deposits #8 Rank in Charlotte MSA South Carolina 45 branches $ 2.36 Billion Deposits #8 Rank Northeast Georgia 35 branches $ 713 Million Deposits #5 Rank Headquarters-Columbia, SC As of March 31, 2011 13

South Carolina Deposit Market Share Note: No change in rank from prior year Source: FDIC Summary of Deposits as of 6/30/2010. Rank Institution ($000) Deposits Share Market Branches 1 Wells Fargo & Co (CA) $11,688,628 16.64% 150 2 Bank of America (NC) 8,306,290 11.82% 115 3 BB&T (NC) 6,194,086 8.82% 116 4 First Citizens Bancorp (SC) 5,860,719 8.34% 168 5 TD Bank (DE) 5,087,477 7.24% 83 6 Synovus Financial (GA) 3,731,917 5.31% 45 7 First FS&LA of Charleston (SC) 2,190,949 3.12% 56 8 SCBT Financial Corp. (SC) 2,022,026 2.88% 45 9 SunTrust Bank (GA) 1,956,172 2.78% 68 10 Palmetto Bancshares, Inc. (SC) 1,192,777 1.70% 33 107 FDIC Insured Institutions, $70.3 Billion Total Deposits 14

Charlotte Deposit Market Share Note: SCBT moved from 9th per 6/30/09 FDIC Summary of Deposits Source: FDIC Summary of Deposits as of 6/30/2010. Rank Institution ($000) Deposits Share Market Branches 1 Bank of America (NC) $50,782,838 56.53% 61 2 Wells Fargo & Co (CA) 24,474,332 27.24% 78 3 BB&T (NC) 3,904,852 4.35% 59 4 Fifth Third Bank (TN) 1,646,047 1.83% 35 5 SunTrust Bank (GA) 1,190,621 1.33% 36 6 RBC Centura Bank (NC) 1,095,741 1.22% 18 7 First Citizens Bank & Trust (NC) 1,032,733 1.15% 31 8 SCBT Financial Corp. (SC) 474,729 0.53% 9 9 Yadkin Valley Bank & Trust (NC) 474,515 0.53% 12 10 New Dominion Bank (NC) 448,955 0.50% 1 48 FDIC Insured Institutions, $89.8 Billion Total Deposits 15

Northeast Georgia Deposit Market Share Source: FDIC Summary of Deposits as of 6/30/2010. Rank Institution ($000) Deposits Share Market Branches 1 United Community (GA) 2,250,000 13.2% 23 2 Wells Fargo & Co (CA) 1,431,200 8.4% 22 3 Regions (AL) 1,418,200 8.3% 32 4 Synovus Financial (GA) 1,171,100 6.9% 15 5 SCBT Financial Corp. (SC) 1,087,300 6.4% 33 6 SunTrust Bank (GA) 975,400 5.7% 27 7 BB&T (NC) 754,200 4.4% 19 8 Community & Southern Holdings (GA) 642,600 3.8% 13 9 Bank of America (NC) 600,000 3.5% 11 10 Pinnacle Financial Corp. (FL) 484,600 2.8% 12 33 FDIC Insured Institutions, $7.4 Billion Total Deposits 16

HABERSHAM BANK

SCBT purchased and assumed certain assets and liabilities from the FDIC as receiver of Habersham Bank, Clarkesville, Georgia No holding company assets or liabilities Purchased approximately $360 million in total assets, including $222 million in loans (1) Majority of loans and other real estate owned are covered by FDIC loss sharing Loans not covered by loss share - $10 million FDIC assumes 80% of losses Assumed approximately $340 million in deposits (1) No deposit premium paid Transaction closed on February 18, 2011 Acquired 8 branches operating as Habersham Bank, a division of SCBT, N. A. Cost saves, number net new offices Asset discount bid of $38.29 million Bargain Purchase Gain of $5.5 million Transaction Overview Structure: Assets: Liabilities: Other: (1) Based on book values as of 2/18/2011, excludes fair value adjustments as required by ASC 805 – Business Combinations. 18

Capital Raise Private Placement of $35 million in contingent capital, at $31 per share Investor confidence in SCBT’s strategic plan Positions SCBT to further participate in strategic opportunities and consolidations within the industry Acquisition offsets dilution of additional shares 19

Founded in 1904 8 locations primarily in North Georgia Leading deposit market share – Combined NE Georgia market share – ranked 5th Top 5 ranking in 4 of 6 counties State of Georgia – moved to 16th from 24th Attractive deposit mix Solid core deposits Transaction accounts 35% of deposits More than 21,000 total accounts Loyal customers Overview of Habersham Bank Data Source: SNL Financial 20

Habersham Update System integration to be completed in June 2011 Cost efficiencies will begin largely in 3Q and are expected to exceed 50% (based on Habersham’s 2010 annualized costs) Integrate several in market branches with net of 3 additional branches 21

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Credit Quality Source: SNL Financial and Company filings. Data as of 12/31/10. KRX is a composition of 50 regionally diversified mid- & small-cap banking institutions in the U.S. The index is calculated using an equal-weighted method and components comply with the GICS and ICS classification standards. Carolina’s includes all publicly traded banks and thrifts in North and South Carolina with assets between $500 million and $10.0 billion. NPAs, not covered by FDIC / Total Assets Excludes amounts related to covered assets SCBT 1Q 2011 2.29%* 1.53% 2.05% 23

Credit Quality Ratios 1Q’10 2Q’10 3Q’10 4Q’10 1Q’11 Non-Performing Assets / Total Assets* 1.72% 2.37% 2.39% 2.41% 2.29% Non-Performing Assets / Total Loans & OREO* 2.89% 3.84% 3.80% 3.74% 3.83% Allow. Loan Losses / Total Loans* 1.90% 2.07% 2.07% 2.07% 2.05% Allow. Loan Losses / Non-Performing Loans* 77% 61% 66% 69% 68% Net Charge-offs / Average Loans* 3.13% 1.41% 1.74% 1.71% 1.53% *Period end date Loan data excludes mortgage loans held for sale and Covered Loans 24

Strong Coverage Ratios Driven by Low NPAs 30-89 Delinquencies/Loans NPAs/(Loans + OREO) NCOs/Avg. Loans Reserves/Loans (ex HFS) Source: SNL Financial, FDIC and FFEIC, KBW Data as of 3/31/11 Asset quality ratios exclude loans covered by the FDIC and loans held for sale 25

Capital Source: SNL Financial and Company filings. Data as of 12/31/10. KRX is a composition of 50 regionally diversified mid- & small-cap banking institutions in the U.S. The index is calculated using an equal-weighted method and components comply with the GICS and ICS classification standards. Carolina’s includes all publicly traded banks and thrifts in North and South Carolina with assets between $500 million and $10.0 billion. SCBT 1Q 2011 7.48% 9.04% 13.35% 14.62% 26

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Profitability Per share data reflect a ten percent stock dividend distributed on December 6, 2002, a five percent stock dividend distributed on January 1, 2005 and a five percent stock dividend distributed on March 23, 2007. For 2008, the loss related to the disposal of Freddie Mac Preferred Stock is added back and the after tax impact was $6.590 million. 2008 net income on a GAAP basis was $15,785,000. For YTD December 2009, the dividend paid on the preferred stock was $4.675 million; and the after tax impact of OTTI of Investment Securities was $3.268 million and added back to GAAP net income of $8,921,000 or $0.74 per share. In Thousands $0.00 $1.00 $2.00 $3.00 $4.00 $1.23 $1.44 $1.62 $1.73 $1.64 $1.93 $2.15 $2.32 $2.15 $1.39 $4.08 $0.19 28

Consistent Long-Term Earnings Power * Represents after-tax gain from CBT acquisition In Millions 7.4 9.3 10.6 11.8 12.4 17.5 20.5 23.9 24.4 24.8 29.5 35.6 37.8 46.0 52.2 53.4 9.6 115.9 29

Net Interest Margin (TE) Source: BHC Performance Report. Peers are BHC with assets between $3 billion & $10 billion 30

Operating Efficiency 63.8% 65.3% 63.2% 61.2% 46.7% 70.2% 31

Dividends Dividend paid for 136 consecutive quarters since 1976 Prior to 1976, dividends were paid semi-annually 1st Quarter 2011 includes declared on 1/27/11, record date of 2/18/11, payable on 2/25/11 $0.54 $0.57 $0.63 $0.66 $0.68 $0.68 $0.68 $0.68 $0.68 $0.68 $0.68 $0.17 32

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Growth Strategy Build strong bank in South Carolina, North Carolina, and Georgia Organic Growth is Top Priority FDIC Deals Whole Bank Acquisitions Growth Goals: Drive EPS Top 5 in market share Build a franchise 34

Loan Portfolio – March 31, 2011 Type $ Mix % Mix Commercial Owner-Occupied $ 593.4 21.5% Covered Loans $ 417.8 15.1% Consumer Owner – Occupied $ 334.8 12.1% All Other Construction/Land Dev $ 305.6 11.0% Commercial Non-Owner Occupied $ 318.6 11.5% Home Equity Loans $ 263.3 9.5% Commercial & Industrial $ 206.3 7.5% Other Income Producing Property $ 131.9 4.8% Residential Lot Loans $ 97.6 3.5% Consumer $ 73.5 2.7% Other Loans $ 23.3 0.8% TOTAL LOANS $ 2,766.1 100.0% * In millions Commercial Owner Occupied Covered Loans All Other Construction/ Land Dev Consumer Owner Occ Commercial Non-Owner Occ Home Equity Loans Commercial & Industrial Other Income Producing Property Residential Lot Loans Consumer Other Loans 35

Non-Performing Loans Source: SNL Financial and Company filings. Data as of 12/31/10. KRX is a composition of 50 regionally diversified mid- & small-cap banking institutions in the U.S. The index is calculated using an equal-weighted method and components comply with the GICS and ICS classification standards. Carolina’s includes all publicly traded banks and thrifts in North and South Carolina with assets between $500 million and $10.0 billion. As of March 31, 2011 SCBT 1Q 2011 68% 69% 73% 43% *Excludes assets related to covered loss share Commercial Non-owner occupied 17% Construction / Land Dev 42% Commercial Owner Occ 18% Commercial & Industrial 2% Consumer Owner Occ 12% Other Inc Producing 6% HELOC 3% Consumer NonRE 0% Other 0% 36

Deposit Mix – March 31, 2011 Demand Deposits 18% Savings 9% Interest Bearing Deposits 40% CD < $100,000 18% CD > $100,000 15% 37

Growth – Core & Total Deposits In Millions *Core Deposits exclude all certificates of deposits *As of March 31, 2011 Core deposits grew $341 million since Dec-10; Legacy SCBT $103 million / NE Georgia $238 million 2011 YTD # Transaction account growth for Legacy SCBT – 12.7% annualized Total YTD $ Balance growth for core SCBT – 11.3% annualized Growth – Core Deposits* 18.9% 10 YR CAGR (2000 – 2011) Growth – Total Deposits 15.8% 10 YR CAGR (2000 – 2011) $454 $1,874 $2,215 $812 $3,004 $3,319 Acquired Deposits 38

Business Mix by Market – March 31, 2011 Loans Deposits Inland SC 46% Coastal SC 22% Charlotte MSA 20% Georgia 12% Inland SC 47% Coastal SC 14% Charlotte MSA 16% Georgia 23% *Inland SC includes Florence 39

SUPPLEMENTAL INFORMATION

Index – Supplemental Information Unemployment Rates SC real estate markets Fee income by type Credit Trends NPA’s by Region Classifieds by Region Construction/Land Development by Region Loan portfolio summary – Type NPA’s by type Investment portfolio mix Securities portfolio Total Assets by Risk Weighting % 1st Qtr 2011 Loan Valuation Analyst Recommendations 41

Unemployment Rates in SCBT Markets Georgetown SCBT Divisions Charlotte Greenville Columbia Georgetown Orangeburg/Low Country Charleston Hilton Head North Georgia SC 9.9% NC 9.7% GA 10.0% Columbia Charlotte Hilton Head Charleston Greenville Orangeburg/Low Country North Georgia 10.4% 10.4 10.9% 11.1% 12.9% 8.4% 7.2% 13.2% 7.7% 14.8% 8.8% 7.8% 13.0% 12.2% 8.7% 7.7% 7.9% 9.3% 9.9% 8.5% 10.0% 9.7% 7.2% 10.3% 6.2% 9.9% *Data as of March 2011 42

S.C. Real Estate Markets Source: March 2011 Rates from S.C. Realtors MLS Stats Beaufort 222 225 1.4% 173 163 -5.8% 147 197 34.0% Charleston Trident 1,767 1,921 8.7% 185 174 -5.9% 115 116 0.9% Coastal Carolinas 1,634 1,658 1.5% 152 140 -7.9% 178 181 1.7% Gr. Columbia 1,534 1,286 -16.2% 135 135 0.0% 103 122 18.4% Gr. Greenville 1,477 1,363 -7.7% 136 131 -3.7% 110 118 7.3% Hilton Head Area 541 585 8.1% 232 209 -9.9% 139 144 3.6% Piedmont Reg. Assoc. 580 514 -11.4% 147 140 -4.8% 162 176 8.6% State Totals 10,125 9,754 -3.7% 146 140 -4.1% 136 146 7.4% Mar-10 YTD Mar-11 YTD % Change Number of Residential Homes, Condos & Villas Sold Mar-10 YTD Mar-11 YTD % Change Mar-10 YTD Average Days on the Market (DOM) % Change Mar-11 YTD Median Price of Residential Homes (in Thousands) 43

Fee Income By Type 1Q'10 2Q'10 3Q'10 4Q'10 1Q'11 Service charges on deposit accounts 4,523 $ 5,582 $ 5,683 $ 5,554 $ 5,030 $ Bankcard services income 1,799 2,348 2,397 2,443 2,659 Mortgage banking income 844 1,267 1,934 2,519 863 Trust and investment services income 784 1,187 1,199 1,081 1,249 Securities gains (losses), net (1) (5,586) (675) (479) 262 323 Accretion on FDIC indemnification asset 369 567 530 977 (401) Other service charges, commissions, and fees (2) 807 752 566 420 622 Total noninterest income 3,540 $ 11,028 $ 11,830 $ 13,256 $ 10,345 $ (1) Realized gain on sale of securities 292 $ 323 $ (1) OTTI charges other equity securities (90) $ (9) $ - $ (30) $ - $ (1) OTTI charges on pretsls due to credit (5,496) (666) (479) - - Securities gains (losses), net (5,586) $ (675) $ (479) $ 262 $ 323 $ (2) Gain on acquisition 98,081 $ 5,528 $ 44

Credit Trends (dollars in millions) (1) Texas ratio – Delinquent loans + nonperforming assets / Tangible Common Equity + ALLL (2) Criticized Loans – Special Mention (3) Classified Assets (Classified loans & OREO) *Excludes assets related to covered loss share 31-Mar-10 30-Jun-10 30-Sep-10 31-Dec-10 31-Mar-11 63.2 $ 85.9 $ 86.4 $ 86.5 $ 90.8 $ 1.72% 2.37% 2.39% 2.41% 2.29% 18.48% 24.66% 25.32% 26.04% 29.04% 158.3 $ 144.7 $ 164.4 $ 160.6 $ 171.9 $ 202.9 204.2 199.2 189.1 187.1 58.66% 58.32% 56.74% 53.79% 48.64% Classified Assets (3) Total nonperforming assets NPAs / Assets Texas Ratio (1) Criticized Loans (2) Classified Assets / Bank Tier 1 Capital + ALLL 45

NPAs by Region *Denotes peak Region (in thousands) Beaufort 7,572 $ 7,201 $ 7,368 $ 11,543 $ 10,418 $ 26,072 $ 26,659 $ 26,401 $ 25,949 $ Charleston 663 355 4,591 4,528 3,867 4,074 4,090 3,487 8,054 Grand Strand 5,387 8,990 8,978 12,701 16,701 18,483 17,991 18,262 21,439 Low Country 3,132 6,310 6,337 6,964 6,798 6,398 5,822 8,983 8,104 Midlands 1,436 1,580 2,091 2,664 3,241 4,524 5,642 5,022 4,809 NCBT 5,998 8,165 6,431 8,330 11,222 12,884 13,296 12,183 11,823 Orangeburg 866 1,079 1,143 1,324 1,488 1,311 1,854 1,760 1,729 Piedmont 1,263 1,974 1,785 2,335 2,747 2,694 1,596 2,314 2,185 Upstate 3,331 2,803 2,374 2,189 4,359 7,016 7,255 7,771 6,438 Other 1,299 646 293 287 2,334 2,401 2,226 275 238 Total 30,947 $ 39,103 $ 41,391 $ 52,865 $ 63,175 $ 85,857 $ 86,431 $ 86,458 $ 90,768 $ Mar-11 Dec-10 Dec-09 Mar-10 Jun-10 Mar-09 Jun-09 Sep-09 Sep-10 46

Classified / Loans & OREO by Region *Denotes peak Region (in thousands) Beaufort 26,860 $ 32,136 $ 40,766 $ 48,464 $ 43,979 $ 47,953 $ 46,279 $ Charleston 24,376 26,844 28,849 28,676 29,737 28,694 22,406 Grand Strand 36,620 39,986 39,042 34,641 31,830 29,742 33,770 Low Country 12,919 12,647 13,380 14,242 15,643 16,091 17,452 Midlands 8,410 7,632 9,143 9,583 10,670 10,140 10,764 NCBT 27,871 26,257 26,176 23,058 22,644 18,938 17,426 Orangeburg 3,833 3,788 3,567 3,411 3,276 2,933 4,488 Piedmont 17,237 15,271 15,409 14,470 14,445 11,783 12,231 Upstate 19,008 18,869 20,357 21,899 21,737 22,495 21,958 Other 19,681 12,028 6,202 5,709 5,286 375 339 Total 196,815 $ 195,458 $ 202,891 $ 204,153 $ 199,247 $ 189,144 $ 187,113 $ Mar-09 Jun-09 Mar-10 Mar-11 Jun-10 Sep-10 Dec-10 47

Construction / Land Development by Region *Denotes peak Region (in thousands) Beaufort 102,719 $ 99,378 $ 92,288 $ 89,365 $ 86,648 $ 85,330 $ 86,286 $ 78,889 $ 66,989 $ CBT-Uncovered - - - - - - - - 1,069 Charleston 77,483 71,919 74,156 64,001 58,196 56,574 54,003 52,106 55,975 Corr Banking 2,982 3,161 3,891 3,938 3,253 3,003 2,952 2,671 2,663 Grand Strand 56,542 54,406 49,065 57,721 49,082 47,031 45,121 41,419 41,682 Low Country 39,910 38,882 37,138 32,197 29,987 29,911 28,267 27,813 24,170 Midlands 53,422 41,555 43,437 41,220 42,435 39,347 47,122 47,680 35,937 NCBT 40,858 35,893 33,590 33,493 30,822 31,897 37,110 35,446 35,030 Orangeburg 25,984 25,125 29,016 28,296 27,916 27,718 24,543 25,859 24,932 Piedmont 60,952 61,832 64,877 64,533 63,319 64,417 40,093 48,913 50,973 Upstate 58,836 57,579 57,082 52,339 50,908 58,530 57,472 59,933 62,846 Other - - - - - - 1,463 1,666 883 Total 519,688 $ 489,730 $ 484,540 $ 467,103 $ 442,566 $ 443,758 $ 424,432 $ 422,395 $ 403,149 $ Mar-09 Jun-09 Sep-09 Sep-10 Mar-11 Dec-10 Dec-09 Mar-10 Jun-10 48

Loan Portfolio Summary - Type * Loans not covered under loss share agreements (dollars in thousands) Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Construction / land development 442,566 $ 443,758 $ 424,432 $ 422,395 $ 403,149 $ Commercial non-owner occupied 294,147 294,804 307,874 306,027 318,597 Consumer owner occupied 287,788 304,598 312,132 322,670 334,849 Home equity loans 250,651 251,951 256,934 263,961 263,331 Commercial owner occupied 483,450 498,879 541,951 565,155 593,363 Commercial & Industrial 203,296 212,863 203,903 202,987 206,348 Other income producing property 133,949 126,004 127,868 124,431 131,909 Consumer non real estate 66,259 63,133 61,669 67,768 73,464 Other 13,136 31,452 21,589 20,806 23,299 Total loans (net of unearned income) * 2,175,242 $ 2,227,442 $ 2,258,352 $ 2,296,200 $ 2,348,309 $ 49

NPAs by Type (dollars in thousands) *Excludes assets related to covered loss share Mar-10 Jun-10 Sep-10 Dec-10 Mar-11 Mar-11 Construction/Land Development 22,851 $ 37,611 $ 34,327 $ 28,390 $ 29,435 $ 32.4% Commercial Non-Owner Occupied 7,012 11,875 8,740 10,073 12,192 13.4% Commercial Owner Occupied 7,341 9,353 8,754 13,056 12,326 13.6% Consumer Owner Occupied 7,509 7,784 7,729 7,192 8,432 9.3% Home Equity Lines 713 334 1,162 2,531 2,266 2.5% Commercial & Industrial 3,242 2,528 2,967 1,282 1,422 1.6% Consumer Non-Real Estate 346 212 319 210 115 0.1% Other Income Producing Property 4,755 6,152 6,713 6,374 4,160 4.6% Other 68 46 50 36 29 0.0% 53,837 75,895 70,761 69,144 70,377 77.5% 9,338 9,962 15,670 17,314 20,391 22.5% 63,175 $ 85,857 $ 86,431 $ 86,458 $ 90,768 $ 100.0% % of Total NPAs Total Non-Performing Loans OREO & Other Assets Owned Total Non-Performing Assets 50

Investment Portfolio Mix *Fair value for AFS securities; amortized/accreted cost for HTM securities. Does not include FRB stock, FHLB stock, or investment in unconsolidated subsidiaries. Investment Portfolio

(AFS & HTM) As of 3/31/11 Tax Equivalent Yield 4.13% Weighted Average Life 4.23 years Modified Duration 3.66 Total Carrying Value* $ 209, 384 State and Municipal - HTM 9% State and Municipal - AFS 19% U.S. Agency/GSE Debentures 28% Mortgage - Backed Securities 44% Corporates 0.02% 51

Securities Portfolio – March 31, 2011 (Dollars in thousands) (1) Includes held-to-maturity and available-for-sale municipal securities. (2) Net of tax effects. Note: All Agency MBS and CMOs carry the backing of the agency or GSE and have an implied AAA rating. Book Value Market Value Other Compre- hensive Income (2) AAA - A BBB BB or lower Not Rated 56,987 57,518 531 56,987 - - - 58,418 59,755 1,337 54,833 2,415 - 1,170 90,186 91,990 1,804 - - 443 581 138 - - - 443 $ 206,034 $ 209,844 3,810 $ 111,820 $ 2,415 $ - $ 1,613 US Agency Debentures Total Corporate Stocks Municipal (1) Mortgage Obligations 52

 Return on Risk Weighted Assets = 0.40% (Peer Median (1) = 0.22%) Risk Weighted Assets / Total Assets = 63.6% (Peer Median (1) = 72.8%) Peer % of 100% RWAs = 63.8% Total Assets by Risk Weighting % Source: SNL Financial, FDIC and FFEIC, KBW Data as of 3/31/11 (dollars in millions) Asset quality ratios exclude loans covered by the FDIC and loans held for sale 53

1Q 2011 Loan Valuation

Consolidated	Balances as of March 31, 2011	First Quarter 2011 Valuation Results: Current Period Impairment	First Quarter 2011 Valuation Results: Cash Flow Improvement	Yield: Old	Yield: New
Loans Not Impaired at Acquisition	224,683	-	32,005	5.55%	15.48%
Loans Impaired at Acquisition	167,280	25,833	4,205	4.10%	7.16%
Total Acquired Loans (1)	391,963	25,833	36,210	4.93%	11.93%
FDIC Indemnification Asset (2)	303,795			2.82%	-5.59%
Pro Forma Combined (3)		Weighted Average Yield		4.01%	4.27%

(1) Certain loan pools showed improved credit loss expectations by $36.2 million, while others deteriorated by $25.8 million, which resulted in stronger yield within the net interest margin.
(2) The improvement in cash flow expectations on certain pools results in reduced cash flows on the indemnification asset. This reduction causes the IA accretion to turn negative, which largely offsets the loan yield increase. The IA accretion is recorded through non-interest income.
(3) The combined yield (Loans & Indemnification asset) is presented to illustrate the overall impact, which is more stable than the impact as reported separately.

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SCBT FINANCIAL CORPORATION®

Analyst Recommendations ANALYST First Quarter 2011 RECOMMENDATION FIG Partners OUTPERFORM Keefe, Bruyette & Woods OUTPERFORM Raymond James MARKET PERFORM Sandler O’Neill + Partners HOLD Scott & Stringfellow HOLD SunTrust Robinson Humphrey BUY Wunderlich Securities HOLD 55

Investor Contacts Robert R. Hill, Jr. Chief Executive Officer John C. Pollok Senior Executive Vice President and Chief Operating Officer Donald E. Pickett Executive Vice President and Chief Financial Officer 520 Gervais Street Columbia, South Carolina 29201 800-277-2175 www.scbtonline.com 56